Third Quarter 2006 Investor Call

NASDAQ: HMSY

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-
looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi)
competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2005.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,” “confident,” “anticipate,” “expected,” “strong,” “potential,”
and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Safe Harbor Statement

Discussion Outline

Q3 2006 financial performance

BSPA transaction highlights

Impact of transaction on strategic agenda

New business

GAO report

2006, 2007 guidance

Q & A

EBITDA

Reconciliation of net income to EBITDA and

adjusted EBITDA:

Three Months

Ended Sept. 30

Nine Months

Ended Sept. 30

2006

2005

2006

2005

Net income

582

3,598

3,346

5,338

Interest (income)

   (559)

(328)

(1,647)

   (776)

Inco

me taxes

   433

    220

2,230

   259

Depreciation and amortization

 3,729

    621

5,028

1,724

Earnings before interest, taxes, depreciation and

amortization (EBITDA)

 4,185

4,111

8,957

6,545

Share based compensation expense

    463

-

1,035

-

Adjusted EBITDA

 4,648

4,111

9,992

6,545

($ in thousands)

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted
EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.

Dollar

%

9/30/2006

9/30/2005

Change

Change

Revenue

21,091

17,435

3,656

21.0%

Cost of services:

Compensation

8,992

6,974

2,018

28.9%

Data processing

1,783

1,273

510

40.1%

Occupancy

1,644

1,215

429

35.3%

Direct project costs

3,259

2,822

437

15.5%

Other operating costs

2,130

1,472

658

44.7%

Amortization of intangibles

2,827

-

2,827

-

Total cost of services

20,635

13,756

6,879

50.0%

Operating income

456

3,679

(3,223)

-87.6%

Net interest & other income

119

328

(209)

-63.7%

Income before income taxes

575

4,007

(3,432)

-85.7%

Income taxes

248

200

48

24%

Income from Continuing Ops

327

3,807

(3,480)

-91.4%

Discontinued operations, net

255

(209)

464

-222.0%

Net Income

582

3,598

(3,016)

-83.8%

Quarter ended

($ in thousands)

FY06 Q3 vs. FY05 Q3

Condensed Balance Sheets

September 30,

December 31,

2006

2005

                                                           Assets

Current assets:

Cash, cash equivalents and short-term investments

$

6,600

$

41,141

Accounts receivable, net

28,805

19,030

Prepaid expenses and other current assets

5,609

5,699

Total current assets

41,014

65,870

Property and equipment, net

9,402

7,534

101,939

14,197

Total assets

$

152,355

$

87,601

                                     Liabilities and Shareholders' Equity

Current liabilities:

Accounts payable, accrued expenses and other liabilities

$

12,877

$

13,335

Current portion of long-term debt

6,800

-

Total current liabilities

19,677

13,335

Long-term debt

27,200

-

Other liabilities

1,423

1,497

Total liabilities

48,300

14,832

Common stock

248

219

Capital in excess of par value

109,592

81,681

Retained earnings

3,612

266

Treasury stock, at cost

(9,397)

(9,397)

Total shareholders' equity

104,055

72,769

Total liabilities and shareholders' equity

$

152,355

$

87,601

Other non-current assets

($ in thousands)

Condensed Statements of Cash Flow

($ in thousands)

2006

2005

Operating activities:

Net income

$

3,346

$

5,338

Net cash provided by operating activities

7,837

1,578

Investing activities:

Net (purchase) sale of short-term investments

37,500

(9,550)

Note receivable

5,360

-

Proceeds from sale of Accordis

-

2,000

Purchases of property and equipment

(1,937)

(2,138)

Cash paid for acquisition of BSPA

(80,838)

-

Investment in software

(938)

(441)

Net cash used in investing activities

(40,853)

(10,129)

Financing activities:

Proceeds from exercise of stock options

2,495

2,200

Paid in capital from stock option awards

-

-

Proceeds from issuance of common stock, BSPA Acquisition

-

-

Purchases of treasury stock

-

(109)

Proceeds from long-term debt

40,000

-

Repayment of long-term debt

(6,000)

-

Deferred financing costs

(936)

-

Net cash provided by financing activities

35,559

2,091

Net increase (decrease) in cash and cash equivalents

2,543

(6,460)

Net cash provided by discontinued operations

416

3,125

Cash and cash equivalents at beginning of period

3,641

9,196

Cash and cash equivalents at end of period

$

6,600

$

5,861

Acquisition of BSPA from PCG

Purchase of assets closed as of August 31, 2006

Transaction value $105 million plus earn-out

$80 million cash

1.75 million shares HMS common stock

Up to $15 million due September 2007

JP MorganChase Credit Facility

$40 million, 5 year term @ LIBOR + 1.5% (~ 7%)

$25 million revolving credit (undrawn)

$6 million paydown in September; $4 million more by year end

$31 million in intangible assets

Intangible Amortization

Purchase Price

Cash

80,838

$

Common stock issued, 1,749,800 shares

24,410

105,248

$

Purchase Price Allocation

Goodwill

65,574

$

Identifiable intangible assets

31,240

Net assets acquired

8,434

105,248

$

Amortization of Identifiable Intangibles

FY 2006

6,436

$

FY 2007

4,666

FY 2008

4,599

FY 2009

4,588

FY 2010

4,362

FY 2011

3,953

FY 2012

2,636

31,240

$

($ in thousands)

Strategic Agenda: State Medicaid

25 + 14 = 39 states

+ 16 offices; + 200 staff

225 insurance sources

X-selling opportunities

Operational “best practices”

Expanded MSE practice

Strategic alliance with PCG

Sources:     2003, 2004, and 2005 data: Centers for Medicare & Medicaid Services

                    2006 data: White House Office of Management and Budget

$338

$316

$291

$270

0

100

200

300

$400

2003

2004

2005

2006

(est.)

(est.)

Growth in Medicaid

($ in billions)

Strategic Agenda: Medicaid Managed Care

1,438

1,317

1,662

1,933

500

1000

1500

2000

FY 2005

Q1 2006

Q2 2006

Q3 2006

15 Medicaid HMOs

Continued rapid quarter to quarter growth

Strategic Agenda: Federal Programs

Source:    Centers for Medicare & Medicaid Services

Veterans Affairs: 21 VISNs

Medicare  Recovery Audit

New York, Florida pilots

National program possible in ‘07

Medicare Coordination of Benefits

Medicare Advantage

Part D Prescription Drug Plans

CMS increasing focus on program
integrity initiatives

$424

$332

$309

$284

0

100

200

300

  400

2003

2004

2005

(est.)

2006

(est.)

$500

Growth in Medicare

($ in billions)

New Business

State Medicaid

Colorado: DRG Review Services

Maine: Third-Party Liability Recovery

Texas: PBM Third-Party Liability Recovery

New Jersey: extended through 3/1/07

Medical Support Enforcement

Los Angeles County

Federal: U.S. Dept. of Veterans Affairs VISN 9

Managed Care

Wellpoint expansion plans: CT, OH, VA

GAO Report: Medicaid Third-Party Liability

Overview of Study

Undertaken in 2005 for Senate Finance Committee

Focused on protecting Medicaid as payor of last resort

Purpose of study

Analyze extent to which Medicaid beneficiaries also have
private health coverage

Identify problems preventing coordination of benefits

Determine how DRA could address these problems

Report available at http://www.gao.gov/new.items/d06862.pdf

Key Findings

13% of Medicaid beneficiaries have private coverage
(vs. previous estimates of 5-8%)

States are encountering problems in TPL efforts

  Verifying private insurance coverage

  Collecting payments from private health insurers

CMS should step up efforts to assist States in meeting
TPL challenges

GAO Report: Medicaid Third-Party Liability

GAO Report: Medicaid Third-Party Liability

Implications for HMS

Validates market opportunity

Greater need for HMS’s services than estimated

Heightened Congressional awareness of TPL

CMS committed to removing barriers to TPL efforts

Consistent Growth: 2006, 2007 Guidance

$31.4

$35.3

$42.8

$50.5

$60.0

$80.0

$130.0

$71.5

$15.0

$30.0

$3.3

$6.8

$9.9

$13.0

2001

2002

2003

2004

2005

LTM Sept-

06

2006 (est)

2007 (est)

Revenue

EBITDA

($ in millions)

NASDAQ: HMSY